                                                                    Exhibit 99.1

                              LETTER OF TRANSMITTAL

                     AMERICAN ANNUITY GROUP CAPITAL TRUST II
                              OFFER TO EXCHANGE ITS
                    8 7/8% CAPITAL TRUST PREFERRED SECURITIES
               (LIQUIDATION AMOUNT $1,000 PER PREFERRED SECURITY)
           WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933
                       FOR ANY AND ALL OF ITS OUTSTANDING
                    8 7/8% CAPITAL TRUST PREFERRED SECURITIES
               (LIQUIDATION AMOUNT $1,000 PER PREFERRED SECURITY)
                           PURSUANT TO THE PROSPECTUS
                          DATED ________________, 1997

             THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT
            5:00 P.M., EASTERN DAYLIGHT TIME, ON _____________, 1997,
                          UNLESS THE OFFER IS EXTENDED.

      AMERICAN ANNUITY GROUP, INC. WILL SERVE AS THE EXCHANGE AGENT FOR THE
                                 EXCHANGE OFFER

                         By Registered or Certified Mail
                         or Hand or Overnight Delivery:

                          American Annuity Group, Inc.
                              250 East Fifth Street
                           10th Floor, Chiquita Center
                             Cincinnati, Ohio 45202
                          Attn: Mark F. Muething, Esq.


                   TO CONFIRM BY TELEPHONE OR FOR INFORMATION:

                                 (513) 333-5515

                            FACSIMILE TRANSMISSIONS:

                                 (513) 357-3397

         DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS AET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

         THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

         Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus (as defined below).

         Holders of Old Preferred Securities whose certificates (the "Certificates") for such Old Preferred Securities are not immediately available or who cannot deliver their Certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date (as defined in the Prospectus) must tender their Old Preferred Securities according to the guaranteed delivery procedures set forth in "The Exchange Offer--Procedures for Tendering Old Preferred Securities" in the Prospectus.

                     NOTE: SIGNATURES MUST BE PROVIDED BELOW
               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

                     ALL TENDERING HOLDERS COMPLETE THIS BOX

-----------------------------------------------------------------------------------------------------------------------
                                  DESCRIPTION OF OLD PREFERRED SECURITIES TENDERED
-----------------------------------------------------------------------------------------------------------------------
                                                                                           PRINCIPAL AMOUNT OF OLD
                                                               OLD PREFERRED                PREFERRED SECURITIES
       PLEASE PRINT NAME AND                                SECURITIES TENDERED            TENDERED (IF PRINCIPAL
       ADDRESS OF REGISTERED           CERTIFICATE        (ATTACH ADDITIONAL LIST          AMOUNT OF OLD PREFERRED
   HOLDER (PLEASE FILL IF BLANK)        NUMBER(S)              IF NECESSARY)             SECURITIES LESS THAN ALL)*
-----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
TOTAL AMOUNT TENDERED:
-----------------------------------------------------------------------------------------------------------------------
-------------
* All Old Preferred Securities held shall be deemed tendered unless a lesser number is specified in this column.
-----------------------------------------------------------------------------------------------------------------------

            (BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY)

[ ] CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED OLD PREFERRED SECURITIES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

     Name of Registered Holder(s)

     Window Tick Number (if any)

     Date of Execution of Notice of Guaranteed Delivery

     Name of Institution which Guaranteed Delivery


[ ] CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE OLD PREFERRED SECURITIES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER") AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:

Address:

Ladies and Gentlemen:

         The undersigned hereby tenders to American Annuity Group Capital Trust II, a Delaware statutory business trust (the "Trust"), AAG Holding Company, Inc.., an Ohio corporation, as Sponsor (the "AAG Holding") and American Annuity Group, Inc., a Delaware corporation (the "Company"), the above described aggregate liquidation amount of the Trust's 8 7/8% Capital Trust Preferred Securities due January 15, 2027 (the "Old Preferred Securities") in exchange for a like aggregate liquidation amount of the Trust's 8 7/8% Capital Trust Preferred Securities due January 15, 2027 (the "New Preferred Securities") which have been registered under the Securities Act of 1933 (the "Securities Act"), upon the terms and subject to the conditions set forth in the Prospectus dated ___________ 1997 (as the same may be amended or supplemented from time to time, the "Prospectus"), receipt of which is acknowledged, and in this Letter of Transmittal (which, together with the Prospectus, constitute the "Exchange Offer").

         Subject to and effective upon the acceptance for exchange of all or any portion of the Old Preferred Securities tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of the Trust all right, title and interest in and to such Old Preferred Securities as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Company as its agent and attorney-in-fact (in such capacity, the Company is herein referred to as the "Exchange Agent") (with full knowledge that the Exchange Agent is also acting as agent of AAG Holding and the Trust in connection with the Exchange Offer) with respect to the tendered Old Preferred Securities, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Prospectus, to (i) deliver Certificates for Old Preferred Securities to the Company, AAG Holding or the Trust together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Trust, upon receipt by the Exchange Agent, as the undersigned's agent, of the New Preferred Securities to be issued in exchange for such Old Preferred Securities, (ii) present Certificates for such Old Preferred Securities for transfer, and to transfer the Old Preferred Securities on the books of the Trust, and (iii) receive for the account of the Trust all benefits and otherwise exercise all rights of beneficial ownership of such Old Preferred Securities, all in accordance with the terms and conditions of the Exchange Offer.

         THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT THE UNDERSIGNED HAS FULL POWER AND AUTHORITY TO TENDER, EXCHANGE, SELL, ASSIGN AND TRANSFER THE OLD PREFERRED SECURITIES TENDERED HEREBY AND THAT, WHEN THE SAME ARE ACCEPTED FOR EXCHANGE, THE TRUST WILL ACQUIRE GOOD, MARKETABLE AND UNENCUMBERED TITLE THERETO, FREE AND CLEAR OF ALL LIENS, RESTRICTIONS, CHARGES AND ENCUMBRANCES, AND THAT THE OLD PREFERRED SECURITIES TENDERED HEREBY ARE NOT SUBJECT TO ANY ADVERSE CLAIMS OR PROXIES. THE UNDERSIGNED WILL, UPON REQUEST, EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY THE COMPANY, AAG HOLDING OR THE TRUST TO BE NECESSARY OR DESIRABLE TO COMPLETE THE EXCHANGE, ASSIGNMENT AND TRANSFER OF THE OLD PREFERRED SECURITIES TENDERED HEREBY, AND THE UNDERSIGNED WILL COMPLY WITH ITS OBLIGATIONS UNDER THE REGISTRATION RIGHTS AGREEMENT. THE UNDERSIGNED HAS READ AND AGREES TO ALL OF THE TERMS OF THE EXCHANGE OFFER.

         The name(s) and address(es) of the registered holder(s) of the Old Preferred Securities tendered hereby should be printed above, if they are not already set forth above, as they appear on the Certificates representing such Old Preferred Securities. The Certificate number(s) and the Old Preferred Securities that the undersigned wishes to tender should be indicated in the appropriate boxes above.

         If any tendered Old Preferred Securities are not exchanged pursuant to the Exchange Offer for any reason, or if Certificates are submitted for more Old Preferred Securities than are tendered or accepted for exchange, Certificates for such nonexchanged or nontendered Old Preferred Securities will be returned, without expense to the tendering holder, promptly following the expiration or termination of the Exchange Offer.

         The undersigned understands that tenders of Old Preferred Securities pursuant to any one of the procedures described in "The Exchange Offer--Procedures for Tendering Old Preferred Securities" in the Prospectus and in the instruction, will, upon the Company's, AAG Holding's and the Trust's acceptance for exchange of such tendered Old Preferred Securities, constitute a binding agreement among the undersigned, the Company, AAG Holding and the Trust upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Company and the Trust may not be required to accept for exchange any of the Old Preferred Securities tendered hereby.

         Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, the undersigned hereby directs that the New Preferred Securities be issued in the name(s) of the undersigned. If applicable, substitute Certificates representing Old Preferred Securities not exchanged or not accepted for exchange will be issued to the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions," please deliver New Preferred Securities to the undersigned at the address shown below the undersigned's signature.

         BY TENDERING OLD PREFERRED SECURITIES AND EXECUTING THIS LETTER OF TRANSMITTAL, THE UNDERSIGNED HEREBY REPRESENTS AND AGREES THAT (I) THE UNDERSIGNED IS NOT AN "AFFILIATE" OF THE COMPANY, AAG HOLDING OR THE TRUST, (II) ANY NEW PREFERRED SECURITIES TO BE RECEIVED BY THE UNDERSIGNED ARE BEING ACQUIRED IN THE ORDINARY COURSE OF ITS BUSINESS, (III) THE UNDERSIGNED HAS NO ARRANGEMENT OR UNDERSTANDING WITH ANY PERSON TO PARTICIPATE IN A DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES ACT) OF NEW PREFERRED SECURITIES TO BE RECEIVED IN THE EXCHANGE OFFER, AND (IV) IF THE UNDERSIGNED IS NOT A BROKER-DEALER, THE UNDERSIGNED IS NOT ENGAGED IN, AND DOES NOT INTEND TO ENGAGE IN, A DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES ACT) OF SUCH NEW PREFERRED SECURITIES. BY TENDERING OLD PREFERRED SECURITIES PURSUANT TO THE EXCHANGE OFFER AND EXECUTING THIS LETTER OF TRANSMITTAL, A HOLDER OF OLD PREFERRED SECURITIES WHICH IS A BROKER-DEALER REPRESENTS AND AGREES, CONSISTENT WITH CERTAIN INTERPRETIVE LETTERS ISSUED BY THE STAFF OF THE DIVISION OF CORPORATION FINANCE OF THE SECURITIES AND EXCHANGE COMMISSION TO THIRD PARTIES, THAT (A) SUCH OLD PREFERRED SECURITIES HELD BY THE BROKER-DEALER ARE HELD ONLY AS A NOMINEE, OR (B) SUCH OLD PREFERRED SECURITIES WERE ACQUIRED BY SUCH BROKER-DEALER FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES AND IT WILL DELIVER THE PROSPECTUS (AS AMENDED OR SUPPLEMENTED FROM TIME TO TIME) MEETING THE REQUIREMENTS OF THE SECURITIES ACT IN CONNECTION WITH ANY RESALE OF SUCH NEW PREFERRED SECURITIES (PROVIDED THAT, BY SO ACKNOWLEDGING AND BY DELIVERING A PROSPECTUS, SUCH BROKER-DEALER WILL NOT BE DEEMED TO ADMIT THAT IT IS AN "UNDERWRITER" WITHIN THE MEANING OF THE SECURITIES ACT).

         THE COMPANY AND THE TRUST HAVE AGREED THAT, SUBJECT TO THE PROVISIONS OF THE REGISTRATION RIGHTS AGREEMENT, THE PROSPECTUS, AS IT MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, MAY BE USED BY A PARTICIPATING BROKER-DEALER (AS DEFINED BELOW) IN CONNECTION WITH RESALES OF NEW PREFERRED SECURITIES RECEIVED IN EXCHANGE FOR OLD PREFERRED SECURITIES, WHERE SUCH OLD PREFERRED SECURITIES WERE ACQUIRED BY SUCH PARTICIPATING BROKER-DEALER FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES, FOR A PERIOD ENDING 180 DAYS AFTER THE REGISTRATION STATEMENT OF WHICH THE PROSPECTUS CONSTITUTES A PART IS DECLARED EFFECTIVE. IN THAT REGARD, EACH BROKER-DEALER WHO ACQUIRED OLD PREFERRED SECURITIES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER"), BY TENDERING SUCH OLD PREFERRED SECURITIES AND EXECUTING THIS LETTER OF TRANSMITTAL, AGREES THAT, UPON RECEIPT OF NOTICE FROM THE COMPANY, AAG HOLDING OR THE TRUST OF THE OCCURRENCE OF ANY EVENT OR THE DISCOVERY OF ANY FACT WHICH MAKES ANY STATEMENT CONTAINED OR INCORPORATED BY REFERENCE IN THE PROSPECTUS UNTRUE IN ANY MATERIAL RESPECT OR WHICH CAUSES THE PROSPECTUS TO OMIT TO STATE A MATERIAL FACT NECESSARY IN ORDER TO MAKE THE STATEMENTS CONTAINED OR INCORPORATED BY REFERENCE THEREIN, IN LIGHT OF THE CIRCUMSTANCES UNDER WHICH THEY WERE MADE, NOT MISLEADING OR OF THE OCCURRENCE OF CERTAIN OTHER EVENTS SPECIFIED IN THE PREFERRED SECURITIES REGISTRATION RIGHTS AGREEMENT, SUCH PARTICIPATING BROKER-DEALER WILL SUSPEND THE SALE OF NEW PREFERRED SECURITIES PURSUANT TO THE PROSPECTUS UNTIL THE COMPANY AND THE TRUST HAVE AMENDED OR SUPPLEMENTED THE PROSPECTUS TO CORRECT SUCH MISSTATEMENT OR OMISSION AND HAS FURNISHED COPIES OF THE AMENDED OR SUPPLEMENTED PROSPECTUS TO THE PARTICIPATING BROKER-DEALER OR THE COMPANY, AAG HOLDING OR THE TRUST HAS GIVEN NOTICE THAT THE SALE OF THE NEW PREFERRED SECURITIES MAY BE RESUMED, AS THE CASE MAY BE.

         Each New Preferred Security will pay cumulative Distributions from March 11, 1997. Holders of the Old Preferred Securities whose Old Preferred Securities are accepted for exchange will not receive accumulated Distributions on such Old Preferred Securities and will be deemed to have waived the right to receive any Distributions on such Old Preferred Securities accumulated, from and after March 11, 1997.

         All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus, this tender is irrevocable.

                               HOLDER(S) SIGN HERE
                          (SEE INSTRUCTIONS 2, 5 AND 6)
      (NOTE: SIGNATURE(S) MUST BE GUARANTEED IF REQUIRED BY INSTRUCTION 2)

         Must be signed by registered holder(s) exactly as names(s) appear(s) on Certificate(s) for the Old Preferred Securities hereby tendered or on a security position listing, or by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith (including such opinions of counsel, certifications and other information as may be required by the Trust or the Trustee for the Old Preferred Securities to comply with the restrictions on transfer applicable to the Old Preferred Securities). If signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary capacity or representative capacity, please set forth the signer's full title. See Instruction 5.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           (SIGNATURE(S) OF HOLDER(S))

Date:            , 1997

Name(s)

                                 (PLEASE PRINT)

Capacity (full title)

Address


                               (INCLUDE ZIP CODE)

Area Code and Telephone Number

                (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER(S))

                            GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 2 AND 5)

                             (AUTHORIZED SIGNATURE)

Date:            , 1997

Name of Firm

Capacity (full title)

Address


                               (INCLUDE ZIP CODE)

Area Code and Telephone Number

                          SPECIAL ISSUANCE INSTRUCTIONS
                          (SEE INSTRUCTIONS 1, 5 AND 6)

To be completed ONLY if the New Preferred Securities are to be issued in the name of someone other than the registered holder of the Old Preferred Securities whose name(s) appear(s) above.

Issue New Preferred Securities to:

Name(s)
Address


                               (INCLUDE ZIP CODE)

Area Code and Telephone  Number


                          (TAX IDENTIFICATION OR SOCIAL
                               SECURITY NUMBER(S))

                          SPECIAL DELIVERY INSTRUCTIONS
                          (SEE INSTRUCTIONS 1, 5 AND 6)

To be completed ONLY if New Preferred Securities are to be sent to someone other than the registered holder of the Old Preferred Securities whose name(s) appear(s) above, or such registered holder(s) at an address other than that shown above.

Mail New Preferred Securities to:

Name(s)

Address


                               (INCLUDE ZIP CODE)

Area Code and Telephone  Number


                          (TAX IDENTIFICATION OR SOCIAL
                               SECURITY NUMBER(S))

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

         1. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be completed if Certificates are to be forwarded herewith. Certificates, as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date.

         Holders who wish to tender their Old Preferred Securities and (i) whose Old Preferred Securities are not immediately available or (ii) who cannot deliver their Old Preferred Securities, this Letter of Transmittal and all other required documents to the Exchange Agent on or prior to the Expiration Date, may tender their Old Preferred Securities by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer--Procedures for Tendering Old Preferred Securities" in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined below); (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Company, AAG Holding and the Trust must be received by the Exchange Agent on or prior to the Expiration Date; and (iii) the Certificates representing all tendered Old Preferred Securities, in proper form for transfer, together with a Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent within five New York Stock Exchange, Inc. trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in "The Exchange Offer--Procedures for Tendering Old Preferred Securities" in the Prospectus.

         The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Exchange Agent, and must include a guarantee by an Eligible Institution in the form set forth in such Notice. For Old Preferred Securities to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery on or prior to the Expiration Date. As used herein and in the Prospectus, "Eligible Institution" means a firm or other entity identified in Rule 17Ad-15 under the Exchange Act as "an eligible guarantor institution," including (as such terms are defined therein) (i) a bank; (ii) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer;
(iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association that is a participant in a Securities Transfer Association.

         THE METHOD OF DELIVERY OF CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING HOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, OR OVERNIGHT DELIVERY SERVICE IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

         None of the Company, AAG Holding nor the Trust will accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of a Letter of Transmittal (or facsimile thereof), waives any right to receive any notice of the acceptance of such tender.

         2. GUARANTEE OF SIGNATURES. No signature guarantee on this Letter of Transmittal is required if:

                  (i) this Letter of Transmittal is signed by the registered holder of Old Preferred Securities tendered herewith, unless such holder(s) has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above, or

                  (ii) such Old Preferred Securities are tendered for the account of a firm that is an Eligible Institution.

         In all other cases, an Eligible Institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 5.

         3. INADEQUATE SPACE. If the space provided in the box captioned "Description of Old Preferred Securities" is inadequate, the Certificate number(s) and/or the principal amount of Old Preferred Securities and any other required information should be listed on a separate signed schedule which is attached to this Letter of Transmittal.

         4. PARTIAL TENDERS AND WITHDRAWAL RIGHTS. If less than all the Old Preferred Securities evidenced by any Certificate submitted are to be tendered, fill in the principal amount of Old Preferred Securities which are to be tendered in the box entitled "Principal Amount of Old Preferred Securities Tendered (if less than all)." In such case, new Certificate(s) for the remainder of the Old Preferred Securities that were evidenced by your old Certificate(s) will only be sent to the holder of the Old Preferred Security, promptly after the Expiration Date. All Old Preferred Securities represented by Certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

         Except as otherwise provided herein, tenders of Old Preferred Securities may be withdrawn at any time on or prior to the Expiration Date. In order for a withdrawal to be effective on or prior to that time, a written, telegraphic, telex or facsimile transmission of such notice of withdrawal must be timely received by the Exchange Agent at one of its addresses set forth above or in the Prospectus on or prior to the Expiration Date. Any such notice of withdrawal must specify the name of the person who tendered the Old Preferred Securities to be withdrawn, the aggregate principal amount of Old Preferred Securities to be withdrawn, and (if Certificates for Old Preferred Securities have been tendered) the name of the registered holder of the Old Preferred Securities as set forth on the Certificate for the Old Preferred Securities, if different from that of the person who tendered such Old Preferred Securities. If Certificates for the Old Preferred Securities have been delivered or otherwise identified to the Exchange Agent, then prior to the physical release of such Certificates for the Old Preferred Securities, the tendering holder must submit the serial numbers shown on the particular Certificates for the Old Preferred Securities to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an Eligible Institution, except in the case of Old Preferred Securities tendered for the account of an Eligible Institution. Withdrawals of tenders of Old Preferred Securities may not be rescinded Old Preferred Securities properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any subsequent time on or prior to the Expiration Date by following any of the procedures described in the Prospectus under "The Exchange Offer--Procedures for Tendering Old Preferred Securities."

         All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Company, AAG Holding and the Trust, in their sole discretion, whose determination shall be final and binding on all parties. The Company, AAG Holding, the Trust, any affiliates or assigns of the Company, the Trust, AAG Holding, or the

Company in its capacity as Exchange Agent, or any other person shall not be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. Any Old Preferred Securities which have been tendered but which are withdrawn will be returned to the holder thereof without cost to such holder promptly after withdrawal.

         5. SIGNATURES ON LETTER OF TRANSMITTAL, ASSIGNMENTS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Old Preferred Securities tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Certificate(s) without alteration, enlargement or any change whatsoever.

         If any of the Old Preferred Securities tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

         If any tendered Old Preferred Securities are registered in different name(s) on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of Certificates.

         If this Letter of Transmittal or any Certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Company and the Trust, in their sole discretion, of such persons' authority to so act.

         When this Letter of Transmittal is signed by the registered owner(s) of the Old Preferred Securities listed and transmitted hereby, no endorsement(s) of Certificate(s) or separate bond power(s) are required unless New Preferred Securities are to be issued in the name of a person other than the registered holder(s). Signature(s) on such Certificate(s) or bond power(s) must be guaranteed by an Eligible Institution.

         If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Old Preferred Securities listed, the Certificates must be endorsed or accompanied by appropriate bond powers, signed exactly as the name or names of the registered owner(s) appear(s) on the Certificates, and also must be accompanied by such opinions of counsel, certifications and other information as the Company, AAG Holding the Trust or the Trustee for the Old Preferred Securities may require in accordance with the restrictions on transfer applicable to the Old Preferred Securities. Signatures on such Certificates or bond powers must be guaranteed by an Eligible Institution.

         6. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If New Preferred Securities are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if New Preferred Securities are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Certificates for Old Preferred Securities not exchanged will be returned by mail. See Instruction 4.

         7. IRREGULARITIES. The Company, AAG Holding and the Trust will determine, in their sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Old Preferred Securities, which determination shall be final and binding on all parties. The Company, AAG Holding and the Trust reserve the absolute right to reject any and all tenders determined by either of them not to be in proper form or the acceptance of which, or exchange for, may, in the view of counsel to the Company, AAG Holding and the Trust, be unlawful. The Company, AAG Holding and the Trust also reserve the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the Prospectus under "The Exchange Offer--Certain Conditions to the Exchange Offer" or any conditions or irregularity in any tender of Old Preferred Securities of any particular holder whether or not similar conditions or irregularities are waived in the case of other holders. The Company's and the Trust's interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Old Preferred Securities will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. The Company, AAG Holding, the Trust, any affiliates or assigns of the Company, the Trust, AAG Holding, or the Company in its capacity as Exchange Agent, or any other person shall not be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

         8. QUESTIONS, REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth on the front of this Letter of Transmittal. Additional copies of the Prospectus, the Notice of Guaranteed Delivery and the Letter of Transmittal may be obtained from the Exchange Agent or from your broker, dealer, commercial bank, trust company or other nominee.

         9. LOST, DESTROYED OR STOLEN CERTIFICATES. If any Certificate(s) representing Old Preferred Securities have been lost, destroyed or stolen, the holder should promptly notify the Exchange Agent. The holder will then be instructed as to the steps that must be taken in order to replace the Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Certificate(s) have been followed.

         10. SECURITY TRANSFER TAXES. Holders who tender their Old Preferred Securities for exchange will not be obligated to pay any transfer taxes in connection therewith. If; however, New Preferred Securities are to be delivered to, or are to be issued in the name of; any person other than the registered holder of the Old Preferred Securities tendered, or if a transfer tax is imposed for any reason other than the exchange of Old Preferred Securities in connection with the Exchange Offer, then the amount of any such transfer tax (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

         IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF) AND ALL OTHER REQUIRED DOCUMENTS MAST BE RECEIVED BY THE
EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.



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